SECOND AMENDMENT TO NET LEASE AGREEMENT


      THIS SECOND AMENDMENT TO NET LEASE AGREEMENT, made and entered into effective as of the 3rd day of September, 1999, by
and   between  Net  Lease  Income  &  Growth  Fund  84-A  Limited
Partnership ("Fund 84-A" or "Lessor") and AEI Real Estate Fund 85-
A    Limited   Partnership   ("85-A"   or   "Lessor")(hereinafter
collectively referred to as "Lessor"), and RTM Mid-America, Inc. (hereinafter referred to as "Lessee");

                          WITNESSETH:

      WHEREAS, Lessee and Lessor have entered into that certain Net Lease Agreement dated December 17, 1998 (the "Lease") providing for the lease of said real property and Building (said real property and Building hereinafter referred to as the "Leased Premises"), from Lessor upon the terms and conditions therein provided in the Lease;

      WHEREAS, Lessee and Lessor entered into that certain First Amendment to Net Lease Agreement dated effective as of September 3, 1999, and the same did not correctly reflect the understanding of the parties as to the terms thereof as mandated by the Net Lease Agreement;

      NOW, THEREFORE, in consideration of the Rents, terms, covenants, conditions, and agreements hereinafter described to be paid, kept, and performed by Lessee, including the completion of the Building and other improvements constituting the Leased Premises, Lessee and Lessor do hereby agree to amend the Lease as follows:

1. Article 2(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 2.     TERM

      (A) The term of this Lease ("Term") shall be Twenty (20) consecutive "Lease Years", as hereinafter defined, commencing on the date hereof, plus the period commencing December 17, 1998 ("Occupancy Date") through the date hereof, with the contemplated initial term hereof ending on September 30, 2019.

     (B) The first full Lease Year shall commence on the date of this First Amendment and continue through September 30, 2000.

2. Article 4(A) and (B) of the Lease shall henceforth read as follows:

ARTICLE 4.  RENT PAYMENTS

                Rent  Payable  for  the  first  Lease  Year:
          Lessee shall pay to Lessor a Base Rent of $5,896.72 per month for the first six months of the First Lease Year (plus the pro-rated portion of the same monthly Rent for the period from September 3, 1999, through September 30, 1999), which amount shall be payable in advance on the first day of each month in equal monthly installments of $2,358.68 to Fund 84-A and $3,538.02 to Fund 85-A. If the first day of the first full Lease Year of the Lease Term is not the first day of a calendar month, then the monthly Rent payable for that partial month shall be a prorated portion of the equal monthly installment of Base Rent. For the second six months of the First Lease Year, beginning April 1, 2000, Lessee shall pay to Lessor a Base Rent of $8,164.70 per month for the second six months of the First Lease Year, which amount shall be payable in advance on the first day of each month in equal monthly installments of $3,265.88 to Fund 84-A and $4,898.82 to Fund 85-A.

                Annual  Rent  Payable for the  second  Lease
          Year: Lessee shall pay to Lessor an annual Base Rent of $97,976.34, which amount shall be payable in advance on the first day of each month in equal monthly installments of $3,265.88 to Fund 84-A and $4,898.82 to Fund 85-A.

3. All other terms and conditions of the Lease shall remain in full force and effect.

4. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, Lessor and Lessee have respectively signed and sealed this Lease as of the day and year first above written.

                                   LESSEE:  RTM Mid-America, Inc.,

                                   By:/s/ P G Skinner
                                   Its:Senior Vice President

                                   By: /s/ Robert S. Stallings
                                   Its: VP Asst. Secretary





STATE OF GEORGIA)
                    )SS.
COUNTY OF  FULTON)

      The foregoing instrument was acknowledged before me this 28th day of September 1999, by Philip G Skinner and Robert S
Stallings, as SVP and VP Asst. Secy of RTM Mid-America, Inc. on behalf of said company.

                     /s/ Jacqueline M Stubbs
                         Notary Public

                         [notary seal]






          [Remainder of page intentionally left blank]

                    LESSOR: NET LEASE INCOME & GROWTH FUND 84-A LIMITED PARTNERSHIP

                              By:  Net Lease Management 84-A, Inc.

                              By: /s/ Robert P Johnson

                                      Robert P. Johnson, President



STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

      The foregoing instrument was acknowledged before me the 5th day of October, 1999, by Robert P Johnson, the President of Net Lease Management 84-A, Inc., a Minnesota corporation, corporate general partner of Net Lease Income & Growth Fund 84-A Limited Partnership, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
                                    Notary Public

               [notary seal]


                    LESSOR:   AEI REAL ESTATE FUND 85-A
                              LIMITED PARTNERSHIP

                              By:  Net Lease Management 85-A, Inc.

                              By: /s/ Robert P Johnson

                                      Robert P. Johnson, President

STATE OF MINNESOTA  )
                                   )SS.
COUNTY OF RAMSEY    )

      The foregoing instrument was acknowledged before me the 5th day of October, 1999, by Robert P Johnson, the President of Net Lease Management 85-A, Inc., a Minnesota corporation, corporate general partner of AEI Real Estate Fund 85-A Limited Partnership, on behalf of said limited partnership.

                              /s/ Barbara J Kochevar
                                    Notary Public

                    [notary seal]







                         FINAL CALCULATION OF RENT

                   FINAL FUNDING DATE:  September 3, 1999
                            RTM MID-AMERICA, Inc.
                              Hudsonville, MI


                             September 3, 1999




Rent during 1st six months:

$1,102,000.00      TOTAL RTM PROJECT COST
x   6.421115%      rental rate

= $70,760.69 annual rent


Payable to FUND 84-A 40.00% =   $28,304.28
Payable to FUND 85-A 60.00% =   $42,456.41
                                 ---------
                                $70,760.69

INITIAL MONTHLY RENT: $70,760.69 annual rent/12 Mos = $5,896.72 per month


Payable to FUND 84-A 40.00% =   $2,358.69
Payable to FUND 85-A 60.00% =   $3,538.03
                                 --------
                                $5,896.72



RENT DUE AUGUST 27, 1999 $5,896.72/31 days x 5 days  = $951.08


Payable to FUND 84-A 40.00% =   $380.43
Payable to FUND 85-A 60.00% =   $570.65
                                 ------
                                $951.08


OWNERSHIP INTERESTS AT DEVELOPMENT FINANCING CLOSING:

          FUND XXII = 100.00%





          FINAL CALCULATION OF RENT 2ND SIX MONTHS AND 2ND YEAR

                         MID AMERICA INC
                         HUDSONVILLE, MI


     2nd Six months and Seconds Lease Year:

     $1,102,000.00       TOTAL RTM PROJECT COST
     x  8.890775%        rental rate

     = $97,976.34 annual rent


Payable to FUND 84-A 40.00% =   $39,190.54
Payable to FUND 85-A 60.00% =   $58,785.80
                                 ---------
                                $97,976.34

INITIAL MONTHLY RENT:  $97,976.34 annual rent/12 Mos =$8,164.70 per month


Payable to FUND 84-A 40.00% =   $3,265.88
Payable to FUND 85-A 60.00% =   $4,898.82
                                 --------
                                $8,164.70